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                                                                    EXHIBIT 10.1


                           IMAGEON SOLUTIONS, INC.

                          2000 EQUITY INCENTIVE PLAN


1.       PURPOSES.

         (a) Imageon Solutions, Inc., a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Imageon Solutions, Inc. 2000 Equity Incentive Plan" (the "Plan") as set forth herein.

         (b) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, and (iii) stock bonuses, all as defined below.

         (c) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (d) The Company intends that the Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options or (ii) stock bonuses granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "Award" means any right granted under the Plan, including any Option and any stock bonus.

         (c) "Award Agreement" means either an Option Agreement or a Stock Bonus Agreement.

         (d)      "Board" means the Board of Directors of the Company.

         (e)      "Code" means the Internal Revenue Code of 1986, as amended.


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         (f)      "Committee" means a committee appointed by the Board in
accordance with subsection 3(c) of the Plan.

         (g)      "Common Stock" means the common stock of the Company.

         (h) "Company" means Imageon Solutions, Inc., a Delaware corporation.

         (i) "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

         (j) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

         (k)      "Director" means a member of the Board.

         (1) "Disability" means (i) before the Effective Date, the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person and (ii) after the Effective Date, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

         (m) "Effective Date" means the first date upon which any registration statement under the Securities Act for a public offering of the Common Stock of the Company is declared effective by the Securities and Exchange Commission.

         (n) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (p) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:


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                  (i)      If the Common Stock is listed on any established
         stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

         (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (s) "Officer" means (i) before the Effective Date, any person designated by the Company as an officer and (ii) on and after the Effective Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (t)      "Option" means a stock option granted pursuant to the Plan.

         (u) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (v) "Optionholder" means an Employee, Director or Consultant who holds an outstanding Option.

         (w) "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

         (x)      "Plan" means this 2000 Equity Incentive Plan.


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         (y)      "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (z)      "Securities Act" means the Securities Act of 1933, as amended.

         (aa) "Stock Bonus Agreement" means a written agreement between the Company and a stock bonus recipient evidencing the terms and conditions of an individual stock bonus grant. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan.

         (bb) "Stockholders Agreement" means the Common Stockholders Agreement dated January 10, 2000 among the Company and certain of its stockholders.

         (cc) "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.       ADMINISTRATION.

         (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; whether an Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, or a combination of the foregoing; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to an Award; and the number of shares with respect to which an Award shall be granted to each such person.

                  (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii)    To amend the Plan or an Award as provided in Section
         12.

                  (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.


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         (c)      The Board may delegate administration of the Plan to a
committee composed of not fewer than two (2) members (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and, except with respect to subsections 12(a), 12(b), 12(c) and 13(a), references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board; provided, however, that such delegation shall not apply to the powers set forth in subsections 12(a), 12(b), 12(c) or 13(a) and the Board shall in all events exercise the powers set forth therein. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Awards shall not exceed in the aggregate One Million One Hundred Thousand (1,100,000) shares of Common Stock.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

         (c) If any Award shall for any reason expire, be repurchased or otherwise terminate, in whole or in part, the stock under such Award shall revert to and again become available for issuance under the Plan.

5.       ELIGIBILITY.

         (a) Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants. For purposes of the preceding sentence, "Employees," "Directors" and "Consultants" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationships with the Company or an Affiliate.

         (b) A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

         (c) Prior to the Effective Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company's securities to such Consultant is not exempt under Rule 701 of the Securities Act ("Rule 701") because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions. From and after the Effective Date, a Consultant shall not be eligible for the grant


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of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

         (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option granted shall be as determined by the Board.

         (d) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or its equivalent at the time the Option is exercised, or (ii) if the Board, in its discretion, has approved such consideration prior to the exercise of the Option, (A) by delivery to the Company of other Common Stock, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(f), (C) by assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon an exercise of the Option complying with the provisions of Regulation T promulgated by the Board of Governors of the Federal Reserve System, as amended (a "Cashless Exercise"), or (D) in any other form of legal consideration that may be acceptable to the Board; provided, however, that (i) at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the


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Delaware General Corporation Law, shall not be made by deferred payment and (ii)
the Board may in any Option Agreement exclude or restrict the use of any one or more of the foregoing forms of consideration. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid imputed interest under any applicable provisions of the Code.

         (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

         (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

         (g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

         (h) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than thirty (30) days for Options granted prior to the Effective Date unless such termination is for cause), or
(ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

         (i) Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the Board determines that the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on


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the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the passage of an aggregate of one hundred twenty (120) days after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

         (j) Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted prior to the Effective Date) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

         (k) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted prior to the Effective
Date) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

         (1) Early Exercise. The Option Agreement may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 10(g), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

         (m) Right of Repurchase. Subject to the "Repurchase Limitation" in subsection 10(g), the Option Agreement may, but need not, include a provision whereby the Company may elect, prior to the Effective Date, to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.

         (n) Stockholders Agreement. The Option Agreement may, but need not, include a provision whereby the Company may, prior to the Effective Date, require the Optionholder to become a party to the Stockholders Agreement, subject, however, to such limitation on Optionholder's rights thereunder as set forth in the Option Agreement.


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         (o)      Re-Load Options. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and
(iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a Ten Percent Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option.

         Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 10(c) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) of the Plan and shall be subject to such other terms and conditions as the Board may determine.

         (p) Securities Law Compliance. The issuance of shares of Common Stock upon exercise of an Option shall be subject to compliance with all applicable requirements of federal, state, and foreign law with respect to such securities. If the Board determines that the issuance of shares of Common Stock upon exercise of an Option would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed then the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Option.

7.       PROVISIONS OF STOCK BONUSES.

         Each Stock Bonus Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                  (i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.


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                  (ii)     Vesting. Subject to the "Repurchase Limitation" in
         subsection 10(g), shares of Common Stock awarded as a stock bonus may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (iii) Termination of Participant's Continuous Service. Subject to the "Repurchase Limitation" in subsection 10(g) of the Plan, in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

                  (iv) Transferability. Shares of Common Stock awarded as a stock bonus hereunder shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Agreement.

                  (v) Stockholders Agreement. The Stock Bonus Agreement may, but need not, include a provision whereby the Company may, prior to the Effective Date, require the Participant to become a party to the Stockholders Agreement, subject, however, to such limitation on Participant's rights thereunder as set forth in the Stock Bonus Agreement.

8.       COVENANT OF THE COMPANY.

         During the terms of the Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Awards.

9.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Awards shall constitute general funds of the Company.

10.      MISCELLANEOUS.

         (a) Neither an Employee, Director or Consultant nor any person to whom an Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Award unless and until such person has satisfied all requirements for exercise of the Award pursuant to its terms.

         (b) Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Awards with or without cause.

         (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time


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by any Optionholder during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (d) The Company may require any person to whom an Award is granted, or any person to whom an Award is transferred, as a condition of exercising or acquiring stock under any Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the shares upon the exercise or acquisition of stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or if, as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (e) To the extent provided by the terms of an Award Agreement, the person to whom an Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Award; or (3) delivering to the Company owned and unencumbered shares of the Common Stock.

         (f) The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

         (g) The terms of any repurchase option shall be specified in the Award Agreement and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.

         (h) In addition to any conditions enumerated in the Plan, the Board may place such conditions on the exercise of an Award as it may deem appropriate and not inconsistent with the Plan, which conditions shall be set forth in the Award Agreement evidencing the grant of the Award.


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

         (i) The Company shall not be required to register the Plan, any Award or any stock issued or issuable pursuant to any such Award under the Securities Act except as otherwise provided in an Award Agreement.

11.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the Common Stock subject to the Plan, or subject to any Award Agreement, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

         (b) In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

         (c) In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Awards outstanding under the Plan or shall substitute similar Awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection ll(c), for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Awards or to substitute similar Awards for those outstanding under the Plan, then the vesting of outstanding Awards (and, if applicable, the time during which such Awards may be exercised) shall be accelerated in full as of the date ten (10) days prior to the date anticipated by the Board for the consummation of such event, the Company shall promptly notify each Award holder of such acceleration, and the Awards shall terminate if not exercised (if applicable) at or prior to such event. The vesting and exercise of any Award that is permissible solely by reason of this subsection ll(c) shall be conditioned upon the consummation of the event causing such acceleration of vesting and exercise rights.

         (d) After the Effective Date, in the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to


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
vote in the election of Directors, then the vesting of outstanding Awards (and, if applicable, the time during which such Awards may be exercised) shall be accelerated in full.

12.      AMENDMENT OF THE PLAN AND AWARDS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (i) Increase the number of shares reserved for Awards under the Plan;

                  (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

                  (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations respecting any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Award was granted and (ii) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms respecting any Award; provided, however, that the rights and obligations respecting any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Award was granted and
(ii) such person consents in writing.

13.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth
(10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Award was granted.

14.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon adoption by the Board, but no Award granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.


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